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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                                  MAY 12, 2000
                                (Date of Report)

                                 MARCH 31, 2000
                        (Date of earliest event reported)

                       CONSOLIDATED CONTAINER COMPANY LLC
             (Exact name of registrant as specified in its charter)



           DELAWARE                  333-88157              75-2825339
(State or other jurisdiction     (Commission File        (I.R.S. Employer
of incorporation)                     Number)           Identification No.)





                   5605 NORTH MACARTHUR BOULEVARD -- SUITE 360
                               IRVING, TEXAS 75038
                   -------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                  972-518-9000
                   -------------------------------------------
              (Registrants' telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

      Consolidated Container Company LLC ("Consolidated Container Company") and Franklin Plastics Holdings LLC ("Franklin Plastics") entered into an Assignment and Assumption Agreement (the "Assignment and Assumption Agreement") dated as of March 31, 2000. Pursuant to the Assignment and Assumption Agreement, Consolidated Container Company transferred substantially all of its operating assets to its wholly owned subsidiary Franklin Plastics.

      In connection with the Assignment and Assumption Agreement, Consolidated Container Company and Consolidated Container Capital, Inc. (together, the "Issuers"), as issuers of their 10 1/8% Senior Subordinated Notes due 2009 (the "Notes"), and Reid Plastics Group LLC, Plastic Containers LLC, Continental Plastic Containers LLC, Continental Caribbean Containers, Inc. and Franklin Plastics (collectively, the "Subsidiary Guarantors"), as unconditional guarantors of the Notes jointly and severally on an unsecured, senior subordinated basis, entered into a Supplemental Indenture (the "Supplemental Indenture") dated as of March 31, 2000 that supplements the Indenture (the "Indenture") dated as of July 1, 1999 among the Issuers, the Subsidiary Guarantors, other than Franklin Plastics, and The Bank of New York, as Trustee. Pursuant to the Supplemental Indenture, Franklin Plastics agreed to join the Indenture and thereby, unconditionally guarantee on an unsecured, senior subordinated basis all of the Issuers' obligations under the Notes and the Indenture. Franklin Plastics issued its unconditional guarantee on an unsecured, senior subordinated basis of all of the Issuers' obligations under the Notes and the Indenture.

      In addition, pursuant to the Credit Agreement, dated as of July 1, 1999, among Consolidated Container Holdings LLC, Consolidated Container Company, Bankers Trust Company, as administrative agent, and the lenders parties thereto (the "Senior Credit Facility"), Franklin Plastics entered into a Subsidiary Assumption Agreement dated as of March 31, 2000, under which the lenders under the Senior Credit Facility were secured with respect to the equity interests in and assets of Franklin Plastics on the same basis as the lenders would have been secured had Franklin Plastics existed at the closing of the Senior Credit Facility.

ITEM 7. EXHIBITS

EXHIBIT NO.       TITLE OF EXHIBIT
-----------       ----------------

Item 3.1          Certificate of Formation of Franklin Plastics Holdings LLC.

Item 3.2          Limited Liability Company Agreement of Franklin Plastics
                  Holdings LLC.

Item 4.1 Supplemental Indenture dated as of March 31, 2000 among Consolidated Container Company LLC and Consolidated Container Capital, Inc., as issuers, Reid Plastics Group LLC, Plastic Containers LLC, Continental Plastic Containers LLC, Continental Caribbean Containers LLC and Franklin Plastics Holdings LLC, as guarantors, and The Bank of New York, as trustee.

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Item 4.2          Guarantee dated as of March 31, 2000 by Reid Plastics
                  Group LLC, Plastic Containers LLC, Continental Plastic Containers LLC, Continental Caribbean Containers LLC and Franklin Plastics Holdings LLC, as guarantors.

Item 10.1 Assignment and Assumption Agreement dated as of March 31, 2000 between Consolidated Container Company LLC and Franklin Holdings Plastics LLC.

Item 10.2         Subsidiary Assumption Agreement dated as of March 31, 2000.





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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CONSOLIDATED CONTAINER COMPANY, LLC


                              By:  /s/ Timothy W. Brasher
                                   ---------------------------------------
                                   Name:    Timothy W. Brasher
                                   Title:   Senior Vice President, Chief
                                               Financial Officer and Secretary



Dated:  May 12, 2000